EXHIBIT 10.1
------------



                     THIRD AMENDMENT TO LOAN AGREEMENT
                     ---------------------------------

      THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of the 31st day of October, 2010 by and among LANDAUER, INC., a Delaware corporation ("Landauer"), and GLOBAL PHYSICS SOLUTIONS, INC., a Delaware corporation ("GPS"; and, together with Landauer, each individually a Borrower, and collectively, the "Borrowers"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").



                           W I T N E S S E T H:
                           -------------------

      WHEREAS, Bank and Landauer are party to that certain Loan Agreement dated as of October 5, 2007, as amended by that certain First Amendment to Loan Agreement dated as of June 17, 2009 and that Second Amendment to Loan Agreement dated as of February 12, 2010 (collectively, the "Agreement"); and

      WHEREAS, the Bank and the Borrowers desire to amend the Agreement in accordance with this Amendment to, among other items, (i) increase the amount of the Revolving Loan Commitment from $30,000,000 to $50,000,000,
(ii) extend the maturity date, and (iii) modify the pricing.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

      1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in PARAGRAPH 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

      2.    AMENDMENT OF THE AGREEMENT.

            (a) The definitions of the terms "INTEREST RATE", "LIBOR RATE", "LIQUIDITY PREMIUM", "MATURITY DATE" and "REVOLVING LOAN COMMITMENT" in SECTION 1.1 of the Agreement are hereby amended and restated to read as follows:

            "INTEREST RATE" means Borrowers' option from time to time of
            (i) the Prime Rate MINUS 0.50% PLUS the Liquidity Premium in effect for Prime Loans (the "Prime Based Interest Rate") or
            (ii) the LIBOR Rate PLUS 1.75% PLUS the Liquidity Premium in effect for LIBOR Loans (the "LIBOR Based Interest Rate"); provided, however, the Prime Based Interest Rate shall only be available when (i) the Prime Based Interest Rate is more than the LIBOR Based Interest Rate or (ii) in instances where the LIBOR Rate is not available in accordance with SECTION 2.2(b) and (c).

            "LIBOR RATE" means the one-month LIBOR Rate quoted by the Bank from Reuters Screen LIBOR01 Page or any successor thereto, which shall be that one-month LIBOR Rate in effect two New York Banking Days prior to the Reprice Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate to be reset monthly on each Reprice Date. The term "Reprice Date" means the 1st day of each month. If the initial advance under this Note occurs on other than the Reprice Date, the initial one-month LIBOR Rate shall be that one-month LIBOR Rate in effect two (2) New York Banking Days prior to the date of the initial advance, which rate plus the percentage described above shall be in effect until the next Reprice Date.

            "LIQUIDITY PREMIUM" means 0.35% with respect to all LIBOR Loans and 0.32% with respect to all Prime Loans.

            "MATURITY DATE" shall mean October 31, 2013, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrowers and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.

            "REVOLVING LOAN COMMITMENT" shall mean Fifty Million Dollars ($50,000,000).

            (b) The first sentence of SECTION 2.1(a) is hereby amended and restated to read as follows:

            Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of Borrower set forth herein and in the other Loan Documents, the Bank agrees to make such Revolving Loans at such times as Borrower may from time to time request until, but not including, the Maturity Date, and in such amounts as Borrower may from time to time request; provided, however, that the aggregate principal balance of all Revolving Loans and all Letter of Credit Obligations (the "Outstandings") outstanding at any time shall not exceed (i) the Revolving Loan Commitment in the event Outstandings (including the requested advance) are less than or equal to $25,000,000 and (ii) Revolving Loan Availability in the event Outstandings (including the requested advance) are greater than $25,000,000.

            (c) SECTION 2.1(c)(i) of the Agreement is hereby amended and restated to read as follows:

            (i) MANDATORY PREPAYMENTS. All Revolving Loans hereunder shall be repaid by Borrower on the Maturity Date, unless payable sooner pursuant to the provisions of this Agreement.
            In the event the aggregate outstanding principal balance of all Revolving Loans and Letter of Credit Obligations hereunder exceeds (i) the Revolving Loan Commitment (in the event the aggregate amount of outstanding Revolving Loans and the stated amount of all Letters of Credit are less than or equal to $25,000,000) or (ii) Revolving Loan Availability (in the event the aggregate amount of outstanding Revolving Loans and the stated amount of all Letters of Credit are greater than $25,000,000), Borrower shall, without notice or demand of any kind, immediately make such repayments of the Revolving Loans or take such other actions as shall be necessary to eliminate such excess. Also, if Borrower chooses not to convert any Revolving Loan which is a LIBOR Loan to a Prime Loan as provided in SECTION 2.2(b) and SECTION 2.2(c), then such Revolving Loan shall be immediately due and payable on the last New York Banking Day of the then-existing Loan Period or on such earlier date as required by law, all without further demand, presentment, protest or notice of any kind, all of which are hereby waived by Borrower (each a "Mandatory Prepayment").

            (d) SECTION 2.7 of the Agreement is hereby amended and restated to read as follows:

            2.7 PREPAYMENT PENALTY. If the Revolving Loan Commitment is terminated voluntarily by Borrowers prior to October 31, 2011, Borrowers agree to pay to the Bank as compensation for the costs of the Bank being prepared to make funds available to Borrowers under this Agreement, a prepayment fee equal to one percent (1%) of the aggregate amount of the Revolving Loan Commitment in existence on October 31, 2010. At any time after October 31, 2011, the Borrowers may terminate the Revolving Loan Commitment at their option with no prepayment penalty, upon ten (10) days' prior notice to the Bank, provided that the Borrowers prepay all outstanding Revolving Loans, accrued interest and all other Obligations as set forth in
            SECTION 2.1(c)(ii) concurrently therewith.

            (e) SECTION 5.2 of the Agreement is hereby amended by removing the words "one and eight-tenths percent (1.80%)" appearing in the middle of such Section and replacing them with the words "one and three-quarters percent (1.75%)" in their place.

            (f) SECTION 8.4(v) is hereby amended by deleting the reference to "$20,000,000" appearing in the last paragraph of such section and replacing it with "$25,000,000."

            (g) SECTION 9.7(i) is hereby amended and restated to read as follows:

            (i) within forty-five (45) days after the last day of each calendar quarter from and after the date hereof when (i) the aggregate amount of Revolving Loans and Letter of Credit Obligations exceeds $25,000,000 and (ii) cash on deposit at the Bank is at least $10,000,000, in each case determined as of the last Business Day of each fiscal quarter, a duly executed Borrowing Base Certificate in the form of EXHIBIT C to this Agreement (each a "Borrowing Base Certificate"); provided, however, that such Borrowing Base Certificate shall be required to be delivered within thirty (30) days of the last day of each calendar month in all instances when (x) the aggregate amount of Revolving Loans and Letter of Credit Obligations exceeds $25,000,000 and (y) Cash on deposit at the Bank is less than $10,000,000 in each case determined as of the last Business Day of the prior month.

            (h) EXHIBIT A to the Agreement is hereby amended and restated with EXHIBIT A attached hereto.

            (i) EXHIBIT C to the Agreement is hereby amended and restated with Exhibit C attached hereto.

      3. DELIVERY OF DOCUMENTS. The following documents and other items shall be delivered concurrently with this Amendment:

            a.    Second Amended and Restated Revolving Note; and

            b. Such other documents, certificates, opinions and financing statements as Bank shall request.

      4. REPRESENTATIONS, COVENANTS AND WARRANTIES; NO DEFAULT. The representations, covenants and warranties set forth in SECTIONS 7, 8 and 9 of the Agreement shall be deemed remade as of the date hereof by Borrowers, except that any representations and warranties that specifically relate to a particular date shall be true and correct as of such date and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. After giving effect to this Amendment, no Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement.

      5. FEES AND EXPENSES. The Borrowers agree to pay on demand all costs and expenses of or incurred by Bank, including, but not limited to, reasonable legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

      6. EFFECTUATION. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

      7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Amendment.



                         [SIGNATURE PAGE FOLLOWS]

           (Signature Page to Third Amendment to Loan Agreement)

      IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to Loan Agreement as of the date first above written.


U.S. BANK NATIONAL ASSOCIATION           LANDAUER, INC., a Delaware
                                         corporation

By:                                      By:
      -------------------------                -------------------------
Its:                                     Its:
      -------------------------                -------------------------



                                         GLOBAL PHYSICS SOLUTIONS, INC.,
                                         a Delaware corporation

                                         By:
                                               -------------------------
                                         Its:
                                               -------------------------

                                 EXHIBIT A
                                 ---------

                             to Loan Agreement
                             -----------------


                SECOND AMENDED AND RESTATED REVOLVING NOTE
                ------------------------------------------


$50,000,000                                          Chicago, Illinois
                                                     October 31, 2010

      FOR VALUE RECEIVED, on or before October 31, 2013 (or, if such day is not a New York Banking Day, on the next following New York Banking Day), each of the undersigned, LANDAUER, INC., a Delaware corporation ("Landauer"), and GLOBAL PHYSICS SOLUTIONS, INC., a Delaware corporation ("GPS"; and, together with Landauer, each individually a "Borrower", and collectively, the "Borrowers"), jointly and severally, promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (herein, together with its successors and assigns, called the "Bank"), the maximum principal sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the undersigned pursuant to that certain Loan Agreement dated as of October 5, 2007 among the Borrowers and the Bank, as amended by that certain First Amendment to Loan Agreement dated as of June 17, 2009, that certain Second Amendment to Loan Agreement dated as of February 12, 2010 and that certain Third Amendment to Loan Agreement of even date herewith (herein, as the same may be further amended, modified or supplemented from time to time, called the "Loan Agreement") as shown either on the schedule attached hereto (and any continuation thereof) or in the Bank's records.

      Borrowers further promise to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Loan Agreement. Accrued interest shall be payable on the dates specified in the Loan Agreement.

      Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Bank's principal office at 209 South LaSalle Street, Chicago, Illinois 60604, or at such other place as may be designated by the Bank to Borrowers in writing.

      This Note is the Revolving Note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.

      In addition to, and not in limitation of, the foregoing and the provisions of the Loan Agreement hereinabove referred to, Borrowers further agree, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      This Note is an amendment and restatement of, but not a repayment of, that certain Amended and Restated Revolving Note dated as of February 12, 2010 in the maximum principal amount available of $30,000,000 (the "Prior Note") of Borrowers payable to the order of Bank and does not and shall not be deemed to constitute a novation therefor. Such Prior Note shall be of no further force and effect upon the execution of this Note; provided, however, that the outstanding amount of principal and interest under the Prior Note as of the date of this Note is hereby deemed indebtedness evidenced by this Note and incorporated herein by this reference.

      All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

      This Note is binding upon the undersigned and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.



                         (Signature Page Follows)

      (Signature Page to Second Amended and Restated Revolving Note)


      IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first above written.


                                         LANDAUER, INC.,
                                         a Delaware corporation

                                         By:
                                               -------------------------
                                         Its:
                                               -------------------------


                                         GLOBAL PHYSICS SOLUTIONS, INC.,
                                         a Delaware corporation

                                         By:
                                               -------------------------
                                         Its:
                                               -------------------------

                                 EXHIBIT C
                                 ---------

                             to Loan Agreement
                             -----------------



                    FORM OF BORROWING BASE CERTIFICATE
                    ----------------------------------


To:   U.S. Bank National Association
      209 South LaSalle Street
      Chicago, Illinois  60604

Ladies and Gentlemen:

      Please refer to the Loan Agreement dated as of October 5, 2007 (as amended or otherwise modified from time to time, the "Loan Agreement") between Landauer, Inc. and U.S. Bank National Association. This certificate (this "Certificate"), together with supporting calculations attached hereto, is delivered to you pursuant to the terms of the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

      The Borrower hereby certifies and warrants to the Bank that at the close of business on ______________, 200__ (the "Calculation Date"), the Borrowing Base was $_____________, computed as set forth on the schedule attached hereto.

      IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered by its officer thereunto duly authorized on ___________, ______.


                                         LANDAUER, INC.,
                                         a Delaware corporation

                                         By:
                                               -------------------------
                                         Its:
                                               -------------------------


                                         GLOBAL PHYSICS SOLUTIONS, INC.,
                                         a Delaware corporation

                                         By:
                                               -------------------------
                                         Its:
                                               -------------------------

                  SCHEDULE TO BORROWING BASE CERTIFICATE
                      Dated as of [_________________]

COLLATERAL REPORT
Loan # _____________________
DATE   _______________________      REPORT #________________________
PERIOD COVERED ________________________  TO ________________________

1.    DOMESTIC ACCOUNTS RECEIVABLE as of       $__________
2.    BORROWING BASE VALUE (80%)                              $__________
3.    DOMESTIC INVENTORY as of __________      $__________
4.    BORROWING BASE VALUE (50%)                              $__________
5.    NET BOOK VALUE OF DOMESTIC FIXED ASSETS
      as of __________                         $__________
6.    BORROWING BASE VALUE (50% of Line 5)                    $__________
7.    DOMESTIC CASH ON HAND (100%)                            $__________
8.    BORROWING BASE (Lesser of Sum of
      Lines 2 +4 + 6 + 7 or $25,000,000)                      $__________
9.    TOTAL REVOLVING LOANS                                   $__________
10.   TOTAL LETTER OF CREDIT OBLIGATIONS                      $__________
11.   REQUESTED ADVANCE                                       $__________
12.   TOTAL OUTSTANDINGS (9+10+11)                            $__________
13.   EXCESS/(DEFICIT) (8-12)                                 $__________

For the purpose of inducing U.S. BANK NATIONAL ASSOCIATION to grant loans to us pursuant to the Loan Agreement, and any and all amendments thereto, and any and all other agreements executed by the undersigned and given to U.S. BANK NATIONAL ASSOCIATION (collectively the "Agreements"), we hereby certify that the foregoing is true and correct in all particulars and that the above-described assets meet the requirements set forth in the Agreements.